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The accompanying electronic file (the "Distributed Materials") contains modeling information distributed to you by Wachovia Capital Markets LLC ("Wachovia Securities") for the purpose of assisting you in making a preliminary analysis of the referenced securities, and does not constitute an offer to sell, or a solicitation to buy, such securities. The Distributed Materials are intended for the exclusive use of the party to whom Wachovia Securities has directly distributed such materials (the "Recipient"). By accepting the Distributed Materials, Recipient agrees that it will not (a) use the Distributed Materials or any information, tables and other statistical analyses that Recipient may generate on the basis of the Distributed Materials (such generated information, the "Hypothetical Performance Data", and together with the Distributed Materials, the "Information") for any purpose other than to make a preliminary analysis of the referenced securities, or (b) provide any Information to any person other than its legal, tax financial and/or accounting advisors for the purposes of making a preliminary analysis of the referenced securities. Recipient agrees and acknowledges that the Hypothetical Performance Data will be generated by or on behalf of the Recipient, and that neither Wachovia Securities not anyone acting on its behalf has generated or will generate or is in any way responsible for any Hypothetical Performance Data.

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Although a registration statement (including a prospectus) relating to the securities referenced in the Distributed Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the actual securities to be offered has not yet been filed with the Securities and Exchange Commission. Neither the Distributed Materials nor any other materials or communications shall constitute an offer to sell or the solicitation of an offer to buy the referenced securities in any state in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the Information are preliminary and subject to change prior to issuance. Prospective purchasers are referred to the final prospectus supplement relating to the actual securities to be offered that are preliminarily discussed in the Information for final principal amount, designation and terms of any security described in the Information prior to committing to purchase any such security. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Wachovia Securities Structured Products Syndicate Desk at (704) 715-7008.

The Distributed Materials supercede all information relating to the subject securities that have been made available to you previously. In addition, the Information will be superseded in its entirety by any information made available to you after the date hereof (if any), as well as by the final prospectus supplement and prospectus relating to the actual securities preliminarily discussed in the Information.

Please be advised that the securities described in the Information may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of the securities described therein.

If you have received this communication in error, please notify Wachovia Securities immediately by telephone and return the original to the sending party by electronic mail.

Wachovia Mortgage Loan Trust 2005-WMC1

                                BREAKEVEN LOSSES

40% Severity
------------------------------------------------------------------------------------------------------------------------------------
Class                     M-1        M-2        M-3        M-4        M-5        M-6        M-7        M-8        M-9        M-11
Rating (S&P / Moody's) AA+ / Aa1  AA+ / Aa2   AA / Aa3   AA / A1    AA / A2    A+ / A3   A+ / Baa1  A / Baa2  BBB+ / Baa3 BBB- / Ba2
------------------------------------------------------------------------------------------------------------------------------------
Break-Even CDR          31.731      25.398     21.761     19.300     16.848     14.860     12.729    11.256      9.856       7.920
Collateral Loss %       22.13%      19.15%     17.21%     15.79%     14.28%     12.97%     11.48%    10.39%      9.31%       7.73%

50% Severity
------------------------------------------------------------------------------------------------------------------------------------
Class                     M-1        M-2        M-3        M-4        M-5        M-6        M-7        M-8        M-9        M-11
Rating (S&P / Moody's) AA+ / Aa1  AA+ / Aa2   AA / Aa3   AA / A1    AA / A2    A+ / A3   A+ / Baa1  A / Baa2  BBB+ / Baa3 BBB- / Ba2
------------------------------------------------------------------------------------------------------------------------------------

Break-Even CDR          23.523      19.188     16.621     14.851     13.065     11.592     9.992      8.875      7.799       6.316
Collateral Loss %       22.71%      19.65%     17.66%     16.20%     14.65%     13.31%     11.77%    10.65%      9.53%       7.92%

60% Severity
------------------------------------------------------------------------------------------------------------------------------------
Class                     M-1        M-2        M-3        M-4        M-5        M-6        M-7        M-8        M-9        M-11
Rating (S&P / Moody's) AA+ / Aa1  AA+ / Aa2   AA / Aa3   AA / A1    AA / A2    A+ / A3   A+ / Baa1  A / Baa2  BBB+ / Baa3 BBB- / Ba2
------------------------------------------------------------------------------------------------------------------------------------

Break-Even CDR          18.677      15.411     13.439     12.066     10.666      9.5       8.223      7.325      6.453       5.251
Collateral Loss %       23.12%      20.01%     17.98%     16.49%     14.91%     13.54%     11.98%    10.83%      9.69%       8.06%

Assumptions:
1)    Cash Flows run at the Pricing Speed to Maturity
2)    Forward LIBOR
3)    Triggers are failing after the Stepdown Date
4)    12 month Liquidation Lag
5)    Defaults are in addition to Prepayments
6)    Servicer advances 100% of principal and interest until liquidation
7) "Break-Even CDR" is the Constant Default Rate that creates the first dollar of principal loss on the related Class


Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

           Forward LIBOR

           [LINE CHART]

  Period     1 mo LIBOR   6 mo LIBOR
          1    3.78938     4.01000
          2    3.87705     4.07352
          3    3.96722     4.12444
          4    4.06625     4.16357
          5    4.03482     4.18678
          6    4.05912     4.21946
          7    4.14021     4.24485
          8    4.16613     4.26193
          9    4.19266     4.27715
         10    4.21450     4.28769
         11    4.22332     4.30634
         12    4.23101     4.31504
         13    4.25005     4.32132
         14    4.25682     4.32785
         15    4.26162     4.33416
         16    4.32408     4.33955
         17    4.26978     4.33511
         18    4.27296     4.34130
         19    4.28488     4.34707
         20    4.28928     4.35116
         21    4.29292     4.35585
         22    4.29802     4.35897
         23    4.30109     4.37363
         24    4.30326     4.37670
         25    4.30866     4.37998
         26    4.31099     4.38629
         27    4.31269     4.39115
         28    4.37313     4.39758
         29    4.32210     4.39550
         30    4.32506     4.40226
         31    4.33939     4.41010
         32    4.34387     4.41801
         33    4.34890     4.42495
         34    4.35904     4.43173
         35    4.36376     4.44959
         36    4.36861     4.45618
         37    4.38178     4.46252
         38    4.38605     4.47192
         39    4.39003     4.48066
         40    4.45648     4.49079
         41    4.40471     4.49176
         42    4.41065     4.50256
         43    4.43116     4.51437
         44    4.43864     4.52278
         45    4.44680     4.53200
         46    4.46061     4.54254
         47    4.46579     4.55309
         48    4.47227     4.56358
         49    4.48444     4.57482
         50    4.49250     4.58294
         51    4.50393     4.59065
         52    4.52426     4.59855
         53    4.52942     4.60287
         54    4.53358     4.60925
         55    4.53565     4.61741
         56    4.53717     4.62636
         57    4.54086     4.63683
         58    4.55260     4.64855
         59    4.56094     4.65730
         60    4.57206     4.66766
         61    4.59076     4.67349
         62    4.59548     4.67800
         63    4.60013     4.68265
         64    4.60478     4.69166
         65    4.61001     4.69847
         66    4.61326     4.70886
         67    4.61842     4.71770
         68    4.62259     4.72499
         69    4.64541     4.73470
         70    4.64997     4.73937
         71    4.65517     4.74497
         72    4.66032     4.75536
         73    4.66509     4.76201
         74    4.67123     4.77094
         75    4.67556     4.78102
         76    4.68101     4.78948
         77    4.70567     4.79780
         78    4.71048     4.80540
         79    4.71619     4.81113
         80    4.72223     4.81991
         81    4.72765     4.83106
         82    4.73253     4.83907
         83    4.73879     4.85035
         84    4.74489     4.85841
         85    4.76993     4.86549
         86    4.77528     4.87108
         87    4.77999     4.87664
         88    4.78614     4.88101
         89    4.79095     4.89105
         90    4.79437     4.89896
         91    4.80019     4.90824
         92    4.80531     4.91753
         93    4.81043     4.92565
         94    4.83385     4.93328
         95    4.83976     4.94000
         96    4.84459     4.94382
         97    4.84983     4.94681
         98    4.85441     4.95672
         99    4.85853     4.96333
        100    4.86402     4.97135
        101    4.86876     4.98025
        102    4.87206     4.98810
        103    4.89611     4.99624
        104    4.90087     5.00244
        105    4.90525     5.00639
        106    4.91022     5.01034
        107    4.91452     5.01965
        108    4.91879     5.02650
        109    4.92336     5.03218
        110    4.92792     5.04087
        111    4.93193     5.04770
        112    4.95333     5.05536
        113    4.95877     5.06006
        114    4.96171     5.06496
        115    4.96724     5.07145
        116    4.97086     5.07763
        117    4.97530     5.08492
        118    4.97961     5.09315
        119    4.98391     5.10021
        120    4.98891     5.10681
        121    5.00855     5.11471
        122    5.01296     5.11880
        123    5.01781     5.12247
        124    5.02195     5.13105
        125    5.02609     5.13634
        126    5.03051     5.14320
        127    5.03494     5.15181
        128    5.03865     5.15708
        129    5.05710     5.16493
        130    5.06111     5.16789
        131    5.06510     5.17178
        132    5.06891     5.17928
        133    5.07231     5.18259
        134    5.07726     5.18754
        135    5.08006     5.19490
        136    5.08393     5.19928
        137    5.10026     5.20369
        138    5.10204     5.20873
        139    5.10609     5.21298
        140    5.10879     5.21715
        141    5.11233     5.22306
        142    5.11514     5.22663
        143    5.11951     5.23099
        144    5.12278     5.23663
        145    5.13459     5.23834
        146    5.13755     5.24072
        147    5.13905     5.24384
        148    5.14154     5.24549
        149    5.14377     5.24802
        150    5.14486     5.25280
        151    5.14802     5.25670
        152    5.15065     5.25894
        153    5.15267     5.26348
        154    5.16098     5.26530
        155    5.16360     5.26898
        156    5.16477     5.26913
        157    5.16583     5.26868
        158    5.16769     5.27226
        159    5.16880     5.27370
        160    5.17145     5.27471
        161    5.17231     5.27769
        162    5.17249     5.27935
        163    5.18051     5.28208
        164    5.17991     5.28347
        165    5.18100     5.28409
        166    5.18140     5.28427
        167    5.18258     5.28703
        168    5.18339     5.28673
        169    5.18459     5.28609
        170    5.18504     5.28828
        171    5.18542     5.28801
        172    5.18843     5.28843
        173    5.18836     5.28899
        174    5.18774     5.28913
        175    5.18900     5.29106
        176    5.18840     5.28992
        177    5.18891     5.28998
        178    5.18905     5.29047
        179    5.18920     5.28989
        180    5.19009     5.28887
        181    5.18819     5.28850
        182    5.18833     5.28754
        183    5.18844     5.28643
        184    5.18780     5.28758
        185    5.18756     5.28623
        186    5.18620     5.28651
        187    5.18707     5.28776
        188    5.18645     5.28620
        189    5.18731     5.28550
        190    5.18593     5.28547
        191    5.18462     5.28475
        192    5.18441     5.28595
        193    5.18324     5.28315
        194    5.18320     5.28227
        195    5.18277     5.28123
        196    5.18233     5.28132
        197    5.18265     5.27887
        198    5.18035     5.27969
        199    5.18107     5.28026
        200    5.18030     5.27851
        201    5.17849     5.27896
        202    5.17693     5.27721
        203    5.17673     5.27678
        204    5.17613     5.27746
        205    5.17517     5.27463
        206    5.17568     5.27282
        207    5.17396     5.27288
        208    5.17378     5.27106
        209    5.17354     5.26873
        210    5.17146     5.26896
        211    5.16915     5.26896
        212    5.16786     5.26759
        213    5.16749     5.26786
        214    5.16637     5.26613
        215    5.16671     5.26525
        216    5.16518     5.26482
        217    5.16411     5.26202
        218    5.16409     5.26071
        219    5.16259     5.25934
        220    5.16224     5.25803
        221    5.15784     5.25562
        222    5.15607     5.25570
        223    5.15595     5.25535
        224    5.15504     5.25507
        225    5.15412     5.25378
        226    5.15288     5.25157
        227    5.15235     5.25148
        228    5.15144     5.24855
        229    5.15088     5.24471
        230    5.14930     5.24453
        231    5.14395     5.24170
        232    5.14362     5.24051
        233    5.14214     5.23981
        234    5.14009     5.23908
        235    5.14123     5.23868
        236    5.13867     5.23754
        237    5.13809     5.23540
        238    5.13738     5.23259
        239    5.13593     5.23196
        240    5.13494     5.22960
        241    5.12885     5.22577
        242    5.12773     5.22553
        243    5.12629     5.22383
        244    5.12555     5.22284
        245    5.12439     5.22160
        246    5.12226     5.22021
        247    5.12263     5.22037
        248    5.12078     5.21734
        249    5.12007     5.21559
        250    5.11895     5.21425
        251    5.11298     5.21195
        252    5.11255     5.21009
        253    5.11034     5.20901
        254    5.10969     5.20722
        255    5.10893     5.20525
        256    5.10744     5.20467
        257    5.10641     5.20173
        258    5.10427     5.20058
        259    5.10431     5.20047
        260    5.10286     5.19760
        261    5.09825     5.19556
        262    5.09582     5.19508
        263    5.09518     5.19393
        264    5.09444     5.19443
        265    5.09263     5.19104
        266    5.09196     5.18931
        267    5.09088     5.18682
        268    5.08979     5.18578
        269    5.08942     5.18227
        270    5.08654     5.18207
        271    5.08187     5.18085
        272    5.08050     5.17921
        273    5.07980     5.17915
        274    5.07840     5.17712
        275    5.07838     5.17589
        276    5.07657     5.17498
        277    5.07523     5.17117
        278    5.07487     5.16942
        279    5.07309     5.16831
        280    5.07233     5.16602
        281    5.06671     5.16329
        282    5.06461     5.16356
        283    5.06471     5.16342
        284    5.06400     5.16150
        285    5.06258     5.16178
        286    5.06126     5.15920
        287    5.06092     5.15928
        288    5.05949     5.15613
        289    5.05814     5.15254
        290    5.05741     5.15219
        291    5.05149     5.14955
        292    5.05151     5.14747
        293    5.04970     5.14736
        294    5.04775     5.14643
        295    5.04918     5.14653
        296    5.04633     5.14498
        297    5.04576     5.14319
        298    5.04443     5.14083
        299    5.04376     5.14063
        300    5.04273     5.13761
        301    5.03751     5.13368
        302    5.03611     5.13407
        303    5.03481     5.13224
        304    5.03448     5.13106
        305    5.03304     5.13044
        306    5.03107     5.12901
        307    5.03181     5.12779
        308    5.02970     5.12663
        309    5.02910     5.12478
        310    5.02831     5.12208
        311    5.02240     5.12165
        312    5.02142     5.12014
        313    5.02037     5.11788
        314    5.01932     5.11775
        315    5.01797     5.11614
        316    5.01728     5.11560
        317    5.01620     5.11246
        318    5.01452     5.11095
        319    5.01420     5.11048
        320    5.01282     5.10770
        321    5.00822     5.10569
        322    5.00600     5.10533
        323    5.00536     5.10417
        324    5.00463     5.10470
        325    5.00287     5.10135
        326    5.00220     5.09904
        327    5.00113     5.09657
        328    5.00007     5.09557
        329    4.99969     5.09202
        330    4.99654     5.09191
        331    4.99220     5.09158
        332    4.99085     5.08970
        333    4.99046     5.08996
        334    4.98869     5.08786
        335    4.98801     5.08690
        336    4.98693     5.08621
        337    4.98552     5.08221
        338    4.98545     5.07952
        339    4.98332     5.07890
        340    4.98256     5.07632
        341    4.97711     5.07324
        342    4.97464     5.07380
        343    4.97466     5.07386
        344    4.97327     5.07220
        345    4.97254     5.07208
        346    4.97111     5.06926
        347    4.97103     5.06714
        348    4.96921     5.06623
        349    4.96786     5.06233
        350    4.96725     5.06049
        351    4.96080     5.05938
        352    4.96008     5.05779
        353    4.95897     5.05580
        354    4.95686     5.05611
        355    4.95686     5.05586
        356    4.95607     5.05307
        357    4.95460     5.05256
        358    4.95324     5.04990
        359    4.95281     5.04994
        360    4.95118     5.04675